UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

HEAT BIOLOGICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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801 Capitola Drive
Durham, North Carolina 27713

June 22, 2015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Heat Biologics, Inc.:

We hereby notify you that the 2015 annual meeting of stockholders of Heat Biologics, Inc., a Delaware corporation, will be held on July 23, 2015 beginning at 9:30 a.m., local time, at the  New York City offices of Gracin & Marlow, LLP, at The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York, for the following purposes:

(1)	to elect six directors to our Board of Directors to hold office until our next annual meeting of stockholders and until their successors are elected;
(2)	to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2015;
(3)	to approve an amendment to our 2014 Stock Incentive Plan to increase the number of shares of common stock that we have authority to grant from 500,000 to 1,100,000; and
(4)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 27, 2015 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2015 annual meeting. The list of the stockholders of record as of the close of business on May 27, 2015 will be made available for inspection at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 ARE AVAILABLE ELECTRONICALLY AT WWW. HEATBIO.COM.

Along with the attached proxy statement, we are sending to you our Annual Report on Form 10-K for our fiscal year ended December 31, 2014. Such annual report, which includes our audited consolidated financial statements, is not to be regarded as proxy solicitation material.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date, and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about

June 22, 2015.

801 Capitola Drive

Durham, North Carolina 27713

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on July 23, 2015

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share (the “Common Stock”) of Heat Biologics, Inc., a Delaware corporation, (referred to as “Heat,” the “Company,” “we,” or “us”) in connection with the solicitation by the Board of Directors of Heat of proxies to be voted at our 2015 annual Meeting of Stockholders to be held on July 23, 2015, beginning at 9:30 a.m., local time at the New York City offices of Gracin & Marlow, LLP, at The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York, and at any adjournment or postponement of our 2015 annual meeting.

The purpose of the annual meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of stockholders. The Board of Directors knows of no other business that will come before the annual meeting.

The notice of our 2015 annual meeting, this proxy statement, and a proxy card, together with our Annual Report on Form 10-K for our fiscal year ended December 31, 2014, are being mailed to our stockholders on or about May 27, 2015. (Such annual report, which includes our audited financial statements, is not to be regarded as proxy solicitation material.)

Our Board of Directors is soliciting votes FOR each of the nominees for election to our Board of Directors, FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2015 and FOR the approval of an amendment to our 2014 Stock Incentive Plan to increase the number of shares of common stock that we have authority to grant from 500,000 to 1,100,000.

ANNUAL MEETING ADMISSION

A Stockholder Admission Ticket is attached to your proxy card. If you plan to attend the Annual Meeting, please vote your proxy but keep the Stockholder Admission Ticket and bring it with you to the Annual Meeting.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you may present proof of your ownership of our common stock, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Annual Meeting.

Stockholders also must present a form of personal identification in order to be admitted to the Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting.

HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

Your vote is important. Stockholders of record can vote by mail or by attending the Annual Meeting and voting by ballot as described below.

Vote by Mail

If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

Voting at the Annual Meeting

Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted FOR each of the nominees for election as director, FOR the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and FOR the approval of an amendment to the Company’s 2014 Stock Incentive Plan to increase the number of shares of common stock that we have authority to grant from 500,000 to 1,100,000.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	Why am I receiving these materials?

A:

The Board of Directors is providing these proxy materials for you in connection with our 2015 annual meeting of stockholders, which is scheduled to take place on July 23, 2015. As a stockholder of record as of May 27, 2015, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	What items of business will be voted on at the annual meeting?

A:

The three items of business scheduled to be voted on at the annual meeting are: (1) the election of our directors; (2) the ratification of our independent registered public accounting firm; and (3) the approval of an amendment to our 2014 Stock Incentive Plan. We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares FOR each of the nominees to our Board, FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2015, and FOR the approval an amendment to our 2014 Stock Incentive Plan.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on May 27, 2015, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the Chief Executive Officer and Chief Financial Officer, or either of them, or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for you to use to grant a voting proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy from them giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. Because of recent rule changes, the uncontested election of directors is no longer considered a routine matter. Therefore, brokers do not have the discretion to vote on the election of directors. If you hold your shares in street name and you do not instruct your broker how to vote in these matters, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I revoke my proxy?

A:

You may revoke your proxy before it is voted at the meeting. To revoke your proxy, notify our corporate secretary in writing, or deliver to our corporate secretary a duly executed proxy bearing a later date. You may also revoke your proxy by appearing at the meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy.

Q:	Who can help answer my questions?

A:

If you have any questions about the annual meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Heat Biologics, Inc., 801 Capitola Drive, Durham, North Carolina 27713 or by phone at (919) 240-7133.

Q:	How are votes counted?

A.	In the election of directors, you may vote FOR all of the six nominees or you may direct your vote to be WITHHELD with respect to any one or more of the six nominees.

With respect to the other two proposals, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you vote ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely FOR all of the nominees, FOR ratification of our independent registered public accounting firm and FOR the approval of an amendment to our 2014 Stock Incentive Plan to increase the number of shares of common stock that we have authority to grant from 500,000 to 1,100,000. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of Common Stock outstanding on May 27, 2015 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares) are relevant in determining whether a quorum is present at the meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors, the six persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, withheld votes and broker non-votes have no effect on the election of any nominee. You do not have the right to cumulate your votes.

The other two proposals require the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on these proposals will have the same effect as a vote against the proposal. Broker non-votes will have no effect on these proposals.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K, which will be filed within four business days of the meeting.

Q:	What happens if additional matters are presented at the annual meeting?

A:

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer, and Mr. Stephen J. DiPalma, our Interim Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our Common Stock that is issued and outstanding as of the close of business on May 27, 2015, the record date, is entitled to be voted on all items being voted on at the annual meeting, with each share being entitled to one vote on each matter. On the record date, 8,404,456 shares of Common Stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:

The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?

A:

You may submit proposals for consideration at future stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy statement for our annual meeting next year, however, the written proposal must be received by us by February 23, 2016. Those proposals must comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored Proxy materials.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Jeffrey Wolf	52	Chairman, Chief Executive Officer and President	2008
John Monahan, Ph.D.	68	Director	2009
Paul Belsky, M.D.	58	Director	2009
Michael Kharitonov, Ph.D.	52	Director	2009
Edward B. Smith, III	40	Director	2009
Louis C. Bock	50	Director	2013

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION

OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of six members: Paul Belsky, Louis Bock, Michael Kharitonov, John Monahan, Edward Smith, III and Jeffrey Wolf. All of the current members have been nominated by the Board of Directors of the Company for the election as directors of the Company. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place.

The Board believes that each of the nominees is highly qualified to serve as a member of the Board and each has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

DIRECTOR INDEPENDENCE

Our Common Stock is listed on the NASDAQ Capital Market (“NASDAQ”). Under the NASDAQ listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit, Compensation and Nominating and Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the NASDAQ listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that Dr. Belsky, Mr. Bock, Dr. Kharitonov, Dr. Monahan and Mr. Smith, representing five of our six directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ.

We currently have: (1) an Audit Committee comprised of Dr. Monahan, Mr. Smith, and Mr. Bock, each of whom are deemed to be independent in accordance with the NASDAQ definition of independence as well as qualify as “audit committee financial experts” as that term is used in Item 407 of Regulation S-K; (2) a Compensation Committee comprised of Dr. Belsky, Dr. Monahan and Dr. Kharitonov, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence; and (iii) a Nominating and Corporate Governance committee comprised of Dr. Belsky, Dr. Kharitonov and Mr. Smith, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence.

The Board annually determines the independence of directors based on a review by the directors and the Nominating and Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Jeffrey Wolf, Chairman, Chief Executive Officer and President

Mr. Wolf founded Heat Biologics in August, 2008. Prior to founding Heat, from June 1997 to March 2011, Mr. Wolf has served as managing director at Seed-One Ventures, LLC a  venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, a gene therapy company where he was a co-founder and director; TyRx Pharma, a company focused on the development of bio-compatible polymers where he was a co-founder and Chairman; EluSys Therapeutics, a company focused on the development of a novel technology to remove blood-borne pathogens where he was a co-founder, Chairman and Chief Executive Officer; and GenerationOne, a company focused on mobile-based collaborative care, where he was the founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Synthetic Biologics, Inc., a biotechnology company focused on the development of novel anti-infective biologic and drug candidates targeting specific pathogens that cause serious infections and other diseases.

We selected Mr. Wolf to serve on our Board as our chairman because he brings to the board extensive knowledge of the pharmaceutical and biotechnology industries. Having served in senior corporate positions in several biomedical companies, he has a vast knowledge of the industry and brings to the board significant executive leadership and operational experience. His business experience provides him with a broad understanding of the operational, financial and strategic issues facing public companies and his service on other public company boards provides him with extensive corporate governance knowledge.

John Monahan, Ph.D., Director

Dr. Monahan is currently the Chief Technology Officer of Synthetic Biologics, Inc., a biotechnology company focused on the development of synthetic DNA-based therapeutics and innovative disease-modifying medicines for serious illnesses. Dr. Monahan Co-Founded Avigen Inc. (NASDAQ:AVGN) in 1992, a company which has become a leader in its sector for the development of novel pharmaceutical products for the treatment of serious human diseases. Over a 12 year period as CEO of Avigen he raised over $235M in several private and public financings including its IPO. From 1989-1992, he was VP of R&D at Somatix Therapy Corp., Alameda, CA and from 1985-1989 he was Director of Molecular & Cell Biology at Triton Biosciences Inc., Alameda, CA. Prior to that from 1982-1985, he was Research Group Chief, Department of Molecular Genetics, Hoffmann-LaRoche, Inc. Nutley, NJ, and from 1975 to 1977 he was an Instructor at Baylor College of Medicine, Houston TX. He received his Ph.D. in Biochemistry in 1974 from McMaster University, Canada and his B.Sc. from University College Dublin, Ireland in 1969. Dr. Monahan is a board member of Tacere Therapeutics, CA. He is also a board member of a number of Irish biotech companies including Genable, Cellix, Luxcel, Identigen, Pharmatrin and GK Technologies.

We selected Dr. Monahan to serve on our Board because he brings to the board extensive knowledge of the pharmaceutical and biologics industry. Having served in senior corporate positions in many medical companies he has a vast knowledge of the industry.

Paul Belsky, M.D., Director

Dr. Belsky has served on our Board since November 2009. Dr. Belsky is currently a medical and scientific advisor at Seed-One Ventures and has been a partner at Concorde Medical Group, LLC since June of 1998. Dr. Belsky served as a scientific advisor to Elusys Therapeutics, Sensatex, GenerationOne and TyRx Pharma. Dr. Belsky has extensive expertise in the clinical practice of internal medicine and cardiovascular diseases, and was formerly on the clinical academic faculty at Weill College of Medicine, Cornell University. He is a fellow of the American College of Cardiology and the American College of Chest Physicians, is a member of the American College of Physicians, and a Clinical Assistant Professor of Medicine at New York University School of Medicine. Dr. Belsky received his M.D. from the University of California at San Francisco, and his AB in Biology from Brown University, where he was elected Phi Beta Kappa.

We selected Dr. Belsky to serve on our Board because he brings to the board extensive knowledge of the medical industry. His medical background aids in the understanding of the detailed science behind our intellectual property.

Michael Kharitonov, Ph.D., Director

Dr. Kharitonov is a high technology entrepreneur and computer scientist whose areas of expertise include advanced computer and communication technologies and quantitative finance. Dr. Kharitonov is a founder and CEO of Voleon Capital Management LP, an investment management firm. Dr. Kharitonov was a co-founder and former Chairman and CEO of Netli Inc., a successful Silicon Valley startup that pioneered the development of Application Delivery Networks. Under Dr. Kharitonov’s leadership Netli raised over $20 million in venture financing from a number of Silicon Valley’s best known venture capital firms. In 2007 Netli was acquired by Akamai Technologies (NASDAQ: AKAM). Dr. Kharitonov also served as a Vice President of D. E. Shaw and Co., an investment firm known as one of the most quantitatively advanced and computerized securities trading firms in the world. Dr. Kharitonov holds a Ph.D. degree from the Department of Computer Science at Stanford University. At Stanford he was awarded a Hertz Fellowship and was a winner of several scholarly awards. He also holds a B.A. in Computer Science and Mathematics with highest honors from University of California at Berkeley.

We selected Dr. Kharitonov to serve on our Board because he brings a strong start-up and finance background to the Company, and adds significant strategic, business and financial experience. His prior successful management experience and fundraisings provides him with a broad understanding issues faced by growing companies and of the financial markets and the financing opportunities available to us.

Edward B. Smith, III, Director

Since January 2015, Mr. Smith has been the Chief Executive Officer of Z Trim Holdings Inc. (“Z Trim”) (OTC:ZTHO), a manufacturer of environmentally friendly agricultural functional ingredients and has been a board member of Z Trim since 2009.  Since January 1, 2015, Mr. Smith has also been Managing Member of Aristar Capital Management, LLC, a New York-based investment firm founded in 2015.  From April 2005 through December 2014 Mr. Smith served as the Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. Prior to founding BCM, Mr. Smith worked at Gracie Capital from 2004-2005, GTCR Golder Rauner from 1999-2001 and Credit Suisse First Boston from 1997-1999. Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School. He is currently a Director of Z Trim Holdings Inc. (OTC: ZTHO), a manufacturer of environmentally friendly agricultural functional ingredients.

We selected Mr. Smith to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. Mr. Smith’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us. His service on other public company boards provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Louis C. Bock, Director

Louis C. Bock was a Managing Director of Scale Venture Partners, a venture capital firm, until June 2014. Mr. Bock joined Scale Venture Partners in September 1997 from Gilead Sciences, Inc., a biopharmaceutical company where he worked from September 1989 to September 1997. Prior to Gilead, he was a research associate at Genentech, Inc. from November 1987 to September 1989. He currently serves as a director of the following publicly traded companies: Orexigen Therapeutics, Inc., for which he also serves as a member of the Audit and Nominating and Governance committees, and Zogenix, Inc., for which he also serves as a member of the Audit, Compensation and Nominating and Governance committees. In addition, Mr. Bock serves on the board of directors of the following privately-held companies: Molecular Templates, CardioKinetix and Powervision and also serves on the board of directors of Arizona Technology Enterprises, LLC, a non-profit organization. Mr. Bock is responsible for Scale Venture Partners’ investment in Seattle Genetics, Inc. In the past five years, Mr. Bock has also served as a member of the boards of directors of the following publicly traded companies: diaDexus Inc and Horizon Pharma, Inc. Mr. Bock received his B.S. in Biology from California State University, Chico and an M.B.A. from California State University, San Francisco.

We selected Mr. Bock to serve on our Board because of his extensive clinical and leadership experience in the biotechnology and biopharmaceuticals industries, including experience in research, project management, business development and sales from his time at Gilead. His membership on other companies’ boards of directors, including positions on other audit and nominating/corporate governance committees provides him with extensive corporate governance knowledge and insight into issues faced by companies similar to ours.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
OF THESE NOMINEES AS DIRECTORS

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Heat Biologics, Inc., 801 Capitola Drive, Durham, North Carolina 27713.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Corporate Governance

Board Leadership Structure

We have a board leadership structure under which Mr. Wolf, our Chief Executive Officer, also serves as Chairman of the Board. Following the annual meeting, we will have five other directors, each of whom is independent. Our Board currently has three standing committees, each of which is comprised solely of independent directors with a committee chair. In addition, the Board appoints other committees as the Board considers necessary from time to time.

We currently have the same person serving as our Chairman of the Board and Chief Executive Officer and we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board. Due to the size of our Company, we believe that this structure is appropriate. Mr. Wolf has served as the Chairman of the Board and Chief Executive Officer since our formation. In serving as Chairman of the Board, Mr. Wolf serves as a significant resource for other members of management and the Board of Directors.

We do not have a separate lead director. We believe that having Mr. Wolf as our Chairman of the Board and Chief Executive Officer has been an effective structure for the Company. Our current structure is operating effectively to foster productive, timely and efficient communication among the independent directors and management. We do have active participation in our committees by our independent directors, who comprise all of the members of all of our committees. Each committee performs an active role in overseeing our management and there are complete and open lines of communication with the management and independent directors.

As part of its annual self-evaluation process, the Board evaluates its leadership structure to determine whether the Board continues to believe that it provides the optimal governance structure and required leadership talent for us. We believe that having one person serve as President, and Chief Executive Officer and Chairman for our company with oversight by our Board of Directors and its committees, coupled with experienced independent directors is the appropriate leadership structure for us.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks The Board regularly reviews information regarding the Company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including the Company’s Chief Financial Officer, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Code of Conduct

The Board of Directors has adopted a Code of Conduct that applies to the Company’s directors, executives (including its Chief Executive Officer and Chief Financial Officer) and employees. The Code is posted on the Company’s website at www.heatbio.com. We undertake to provide a printed copy of the Code free of charge to any person who requests. Any such request should be sent to our principal executive offices attention: Corporate Secretary.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving the Company and “related persons” (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the U.S. Securities and Exchange Commission (the SEC). Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.”  For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this Proxy Statement under “TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS.”

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Governance Committee
Jeff Wolf	–	–	–
Paul Belsky	–	Member	Member
Louis Bock	Chairman	–	–
John Monahan	Member	Chairman	–
Edward Smith	Member		Chairman
Michael Kharitonov	–	Member	Member

Audit Committee

Dr. Monahan, Mr. Smith, and Mr. Bock currently serve as members of the Audit Committee and subject to their election at the 2015 annual Meeting, the Board of Directors currently expects to reappoint of Dr. Monahan, Mr. Smith, and Mr. Bock as members of the Audit Committee, effective July 23, 2015. Between January 1, 2014 and December 31, 2014, the Audit Committee met six times, not including periodic meetings held separately with management and the independent registered public accounting firm. Subject to his election at the 2015 annual Meeting, the Board currently expects to reappoint Mr. Bock as Chair of the Audit Committee. The Board has determined that Mr. Bock, Mr. Smith and Dr. Monahan are each “independent” in accordance with the NASDAQ definition of independence and each is a “financial expert”, as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the NASDAQ rules.

The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of our accounting and financial reporting processes, internal controls and audit functions, including our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all our “Related Party Transactions.”  For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.  In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Committee also reviews, prior to publication, our quarterly earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The formal report of the Audit Committee for fiscal year 2014 is set forth below under Proposal 2 under the caption “Audit Committee Report.” The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.heatbio.com.  The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Dr. Belsky, Dr. Kharitonov and Dr. Monahan, each of whom is deemed to be independent in accordance with the NASDAQ definition of independence.  This Committee determines, approves, and reports to the Board of Directors on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend, and rescind rules relating to our stock incentive plans, to recommend the grant of options and other awards under the stock incentive plans, and to interpret the stock incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

Our Compensation Committee annually reviews the compensation program for our Chief Executive Officer and other members of senior management and then makes recommendations to the full board for determination. In each case, the Committee takes into account the results achieved by the executive, his or her future potential, and his or her scope of responsibilities and experience. During our fiscal year ended December 31, 2014, the committee evaluated the performance of our executives and considered the compensation levels and equity programs at comparable companies and related industries and the analysis of its outside consultant before it made its compensation recommendations to the full board, including recommendations regarding salary increases, awards of cash bonuses and awards of stock options.

The Committee administers our stock plan, including review and recommendation of long-term incentive compensation for each executive, director and employee, including grants of stock options. The Committee believes that this long-term incentive compensation aligns the interests of our executives with those of our stockholders and furthers executive retention.

The Committee also reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs and committee members.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee is comprised of Dr. Belsky, Dr. Kharitonov and Mr. Smith.

The functions performed by the Nominating and Governance Committee include:

•	recommending to the Board of Directors, individuals for appointment or election as directors;
•	recommending to the Board of Directors individuals for appointment to vacancies on any committee of the Board of Directors;
•	recommending to the Board of Directors regarding any changes to the size of the Board of Directors or any committee;
•	reporting to the Board of Directors on a regular basis; and
•	performing any other duties or responsibilities expressly delegated to the committee by the Board of Directors relating to board or committee members.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Committee first determines whether the nominee must be independent for NASDAQ purposes or whether the candidate must qualify as an “audit committee financial expert.” The Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Stockholders wishing to directly recommend candidates for election to the Board of Directors at our next annual meeting to be included in our proxy statement must do so by giving written notice to the Chairman of the Nominating and Governance Committee by February 23, 2016, 801 Capitola Drive, Durham, North Carolina 27713. The notice must state: (1) the name and address of the stockholder making the recommendations; (2) the name, age, business address, and residential address of each person recommended; (3) the principal occupation or employment of each person recommended; (4) the class and number of shares of Heat’s stock that are beneficially owned by each person recommended and by the recommending stockholder; (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Exchange Act; and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

In considering any person recommended by one of our stockholders, the Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. Any stockholder nominee recommended by the Committee and proposed by the Board of Directors for election at the next annual meeting of stockholders will be included in the Company’s proxy statement for that annual meeting.

The Nominating and Governance Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.heatbio.com.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2014, our Board of Directors held five meetings. During our fiscal year ended December 31, 2014, our audit, compensation and nominating committees met six times, five times, and two times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2014 attended at least 75% of the meetings of the Board of Directors and Board committees on which such director served during 2014.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the annual meeting of stockholders.

2014 Director Compensation

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2014 regarding the compensation of our directors who at December 31, 2014 were not also named executive officers.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Other Compensation	Total
Paul Belsky, M.D.	$35,000	$23,579	$—	$58,579
Louis Bock	$32,000	$23,579	$—	$55,579
Michael Kharitonov, Ph.D.	$37,000	$23,579	$—	$60,579
John Monahan, Ph.D.	$37,000	$23,579	$—	$60,579
Edward B. Smith, III	$35,000	$23,579	$—	$58,579

————————

(1)

In accordance with ASC 718 for financial statement reporting purposes for stock options, the amounts in the “Option Awards” column reflect the fair value of 6,483 options granted on June 11, 2014 to each individual director with 100% vesting of the grant on the vesting commencement date of the following year, subject to remaining on the Board of Directors The fair value of the options was determined using the Black-Scholes-Merton model.

As of December 31, 2014 the following table sets forth the number of aggregate outstanding option awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Option Awards
Paul Belsky, MD	33,441
Louis Bock	28,223
Michael Kharitonov, Ph.D.	41,050
John Monahan, Ph.D.	41,050
Edward B. Smith, III	33,441

Following our successful initial public offering and in light of the additional responsibilities being undertaken by our board members due to our transition to a public company, our Compensation Committee conducted an evaluation of the compensation of the members of our board of directors.  In order to aid its decision- making, the Compensation Committee considered the compensation practices and the competitive market for directors at companies with which we compete for personnel and an independent compensation advisor was retained to conduct a study of our peer group compensation.  Based substantially upon the results of the study, commencing January 2014, directors who are not employees receive an annual cash fee of $25,000 as well as a cash fee of $5,000 for each committee on which they serve, and the Chairman of the Audit and Compensation Committees receive an additional $2,000. Upon election to the Board, each non-employee director currently receives a grant of stock options exercisable for 21,740 shares of common stock vesting over four years having an exercise price equal to the fair market value of the common stock on the date of the grant.  Each non-employee director also receives an annual option grant on the date of the Annual Meeting of Stockholders having a value of $25,000 on such date, which for 2014 resulted in the issuance of options exercisable for 6,483 shares of common stock to each non-employee director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of the Heat Biologics’ equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such officers, directors and persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file with the SEC.  Based solely on a review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failures to file reports or report transactions in a timely manner during the year ended December 31, 2014 other than an inadvertent late filing of a Form 4 by Melissa Price.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO USA, LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2015. The Company is asking its stockholders to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2015.

A representative of BDO USA, LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares entitled to vote and represented at the Annual Meeting in person or by proxy will be required to approve the ratification of the appointment of the Company’s registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OFTHE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2015.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2014 with the management of the Company and BDO USA, LLP, the Company’s independent registered public accounting firm. Further, the Audit Committee has discussed with BDO USA, LLP the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees , as amended and as adopted by the Public Company Accounting oversight Board in Rule 3200T, other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from BDO USA, LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO USA, LLP’s independence from the Company, and has discussed with BDO USA, LLP its independence from the Company. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO USA, LLP’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the Company’s audited consolidated financial statements for the year ended December 31, 2014 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Submitted by the Audit Committee of the Company’s Board of Directors.

Members of the Audit Committee:

Louis C. Bock
John Monahan, Ph.D.
Edward B. Smith, III

Fees Paid to the Independent Registered Public Accounting Firm

BDO USA, LLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2014 and December 31, 2013. The following table summarizes the aggregate fees for services provided by BDO USA, LLP during fiscal years 2014 and 2013:

	December 31, 2014	December 31, 2013
Audit Fees and Expenses (1)	$166,800	$254,622

———————

(1)

Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

In considering the nature of the services provided by BDO USA, LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO USA, LLP and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

The Audit Committee pre-approves the independent registered public accounting firm’s services within each category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the audit committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The audit committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks and improve audit quality. The audit committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the audit committee, and such subcommittees must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE HAVE AUTHORITY TO GRANT FROM 500,000 TO 1,100,000

In January, 2014, the Board adopted, and on June 11, 2014 at our 2014 Annual Meeting of Stockholders our stockholders approved our 2014 Stock Incentive Plan (the “2014 Plan”) under which we are authorized to grant 500,000 awards in the form of options, restricted stock, restricted stock units and other stock based awards.  In 2009, our Board adopted and our stockholders approved our 2009 Stock Incentive Plan (the “2009 Plan”) under which we are authorized to grant 869,565 awards in the form of options, restricted stock, restricted stock units and other stock based awards. As of May 27, 2015: (1) 655,915 awards had been granted under the 2014 Plan, of which 170,000 were canceled and there were 14,085 shares of Common Stock available for grant under the 2014 Plan, and (2) 860,270 awards had been granted under the 2009 Plan, of which 188,719 were exercised, and 103,160 were canceled and there were 12,549 shares of Common Stock available for grant under the 2009 Plan.

In March 2015, our Compensation Committee recommended and our Board of Directors adopted, subject to stockholder approval at the 2015 Annual Meeting, an amendment to the 2014 Plan to increase by 600,000 shares the aggregate number of shares of our Common Stock that may be delivered pursuant to awards granted during the life of the 2014 Plan, which would allow us to grant up to 1,100,000 awards under the 2014 Plan, as amended.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we desire to issue securities to our officers, directors and consultants. Since the 2009 Plan currently only has a limited number of shares of Common Stock reserved for issuance, management believes that the number of shares of Common Stock currently available for issuance under the 2009 Plan and 2014 Plan is insufficient to meet its needs to provide for awards to our officers, directors and consultants  and insufficient in order to allow us the ability to compete successfully for talented employees and consultants as does the individuals who are eligible to receive awards under our plans. In addition, the principal reason for the proposed amendment to 2014 Plan is to increase the number of shares of our Common Stock approved for issuance under the 2014 Plan to provide our Board of Directors, Compensation Committee and management with greater flexibility to provide grants of stock-based awards under the 2014 Plan.

The principal provisions of the 2014 Plan, as amended, are summarized below and the Amended and Restated 2014 Plan, which incorporates the amendment to the Plan discussed above, is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the Plan.

Purpose of the 2014 Plan

The Board of Directors believes that the 2014 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the 2014 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently twenty-one (21) individuals that would be eligible to participate in the 2014 Plan, of which ten (10) are directors or executive officers and eleven (11) are employees.

Administration

The 2014 Plan generally is administered by our Compensation Committee which has been appointed by the Board of Directors to administer the 2014 Plan. The Compensation Committee has full authority to establish rules and regulations for the proper administration of the 2014 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2014 Plan.

Limitation on Awards and Shares Available

As of the date of this proxy statement, there are 14,085 shares of our Common Stock available for grants that may be made under the 2014 Plan. We are seeking the approval of our stockholders to amend the 2014 Plan to increase by 600,000 shares the aggregate number of shares of our Common Stock that may be delivered pursuant to awards granted during the life of the 2014 Plan, which would allow us to grant up to 1,100,000 awards under the 2014 Plan.

Eligibility

Persons eligible to participate in the 2014 Plan include all of our employees, directors and consultants.

Awards

The 2014 Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; and (v) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2014 Plan.  No stock option will be exercisable later than ten years after the date it is granted.

The 2014 Plan Compensation Committee is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Stock Options.  The Compensation Committee may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights.  The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock.  Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period.

Other Awards.  The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the 2014 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NASDAQ or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, stockholder approval will be specifically required to (i) increase the number of shares available for issuance under the 2014 Plan, or (ii) decrease the exercise price of any outstanding option or stock appreciation right granted under the 2014 Plan.

Our Board of Directors may terminate the 2014 Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on the close of business on January 16, 2024.

Miscellaneous

The 2014 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2014 Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2009 Plan and 2014 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address state or local tax consequences.

Options

Grant.  There is no federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2009 Plan and 2014 Plan.

Exercise.  The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than ninety days following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.  If a participant disposes of shares of our Common Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.  If the participant disposes of shares of our Common Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant, or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our Common Stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.  If a participant disposes of shares of our Common Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.  Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability). Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2009 Plan and 2014 Plan, a participant receiving such an award will not recognize income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

EQUITY COMPENSATION PLAN INFORMATION

New Plan Benefits Under the 2014 Plan

As of May 27, 2015, we have granted 1,516,185 options with a weighted average exercise price of $4.46 under the 2009 Plan and 2014 Plan. Of these options, 198,728 were granted to members of the Board of Directors and 1,317,457 were granted to employees and consultants. During the year ended December 31, 2014, we have granted 507,879 options with a weighted average exercise price of $6.30 under the 2014 Plan. Of these options, 32,415 were granted to members of the Board of Directors and 475,464 were granted to employees and consultants. At this time we have no additional grants that are currently contemplated.

The following table sets forth information about the securities authorized for issuance under our equity compensation plans for the fiscal year ended December 31, 2014. The following table contains information about our equity compensation plans as of December 31, 2014.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options (1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Equity Incentive Plan	581,842	$4.17	5,620
2014 Stock Incentive Plan	436,748	$6.21	63,252
Equity compensation plans not approved by security holders	—	—	—
Total	1,018,590	$5.04	68,872

———————

(1)

Subsequent to year-end, we issued Anil Goyal, Taylor Schreiber and Jeff Wolf options exercisable for 12,500 shares, 10,000 shares, and 12,500 shares vesting pro rata on a monthly basis over four (4) years as part of their 2014 bonus.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
OF OUR AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN.

EXECUTIVE COMPENSATION

Executive Officers

Below is certain information regarding our executive officers.

Name	Age	Position	Served as an Officer Since
Jeffrey Wolf	52	Chairman, Chief Executive Officer and President	2008
Stephen J. DiPalma	56	Interim Chief Financial Officer	2015
Anil K. Goyal, Ph.D.	51	Vice President of Business Development	2013
Melissa Price, Ph.D.	41	Vice President of Clinical and Regulatory Affairs	2013
Taylor Schreiber, M.D., Ph.D.	35	Vice President of Research and Development	2014

All of the officers listed above are full-time employees of the Company other than Mr. DiPalma, who works on a part-time basis.

Jeffrey Wolf, Chairman, Chief Executive Officer and President

Mr. Wolf founded Heat Biologics in August, 2008, and has been Chairman, Chief Executive Officer and President since then. Prior to founding Heat, from June 1997 to March 2011, Mr. Wolf has served as managing director at Seed-One Ventures, LLC a  venture firm focused on launching and growing exceptional healthcare companies from the ground up. Since founding Seed-One, Mr. Wolf has founded and run several biomedical companies. Mr. Wolf’s start-ups include Avigen, a gene therapy company where he was a co-founder and director; TyRx Pharma, a company focused on the development of bio-compatible polymers where he was a co-founder and Chairman; EluSys Therapeutics, a company focused on the development of a novel technology to remove blood-borne pathogens where he was a co-founder, Chairman and Chief Executive Officer; and GenerationOne, a company focused on mobile-based collaborative care, where he was the founder, Chairman and Chief Executive Officer. Mr. Wolf received his M.B.A. from Stanford Business School, his J.D. from New York University School of Law and his B.A. from the University of Chicago, where he graduated with honors in Economics. Mr. Wolf serves as a director of several Seed-One portfolio companies and serves as a director of Synthetic Biologics, Inc., a biotechnology company focused on the development of novel anti-infective biologic and drug candidates targeting specific pathogens that cause serious infections and other diseases.

Stephen J. DiPalma, Interim Chief Financial Officer

Mr. DiPalma became interim Chief Financial Officer in March 2015.  Mr. DiPalma brings more than 25 years of experience in life sciences and healthcare, including founding two start-ups, working with venture-backed companies, subsidiaries of Fortune 100 firms and publicly traded companies, and his work as a Managing Director with Danforth Advisors, LLC clients. Previously, he served as the CFO of two public companies, and as CFO, Chief Operating Officer (“COO”), CEO or Director of eight privately held companies, in addition to his consulting clients. Mr. DiPalma participated in the successful reorganization of Cambridge Biotech from Chapter 11 bankruptcy protection into Aquila BioPharmaceuticals, led the effort to take RXi Pharmaceuticals public, and has extensive experience in international fund raising and corporate structuring. He was formerly Chairman of the Board of Cognoptix Inc., and is on the Board of Directors of Phytera, Inc. Mr. DiPalma received his M.B.A. from Babson College and his B.S. from the University of Massachusetts-Lowell.

Anil Goyal, Ph.D., Vice President of Business Development

Dr Goyal joined Heat Biologics in December 2013 as Vice President of Business Development of the Company. Prior to joining Heat Biologics, Dr. Goyal served as President and Chief Executive Officer of Qualiber, Inc., a company which he co-founded, from April 2010 until December 2013 and Managing Director of OpenDoors Group, LLC, a company he founded, from August 2008 until December 2013. From January 2009 until January 2010, Dr. Goyal served as the Vice President of Business Development at Optherion, Inc. and from January 2003 until January 2008 he served as Vice President of Business Development of Serenex, Inc., an oncology company that was acquired by Pfizer. Prior thereto, he served in various key management and development positions at Millennium Pharmaceuticals, Genome Therapeutics Corporation and Merck & Co.

Melissa Price, Ph.D., Vice President of Clinical and Regulatory Affairs

Dr. Price is responsible for coordinating the clinical development and operational efforts at Heat Biologics. Prior to joining Heat Biologics, Inc., Dr. Price served in various positions at INC Research including Vice President of Global FSP Solutions at INC Research from February 2012 until October 2013 and Executive Director, Strategic Alliance Management from January 2010 until February 2012. From June 2009 until January 2010, Dr. Price served as the Senior Director, Drug Development Partnerships at Novaquest, a Quintiles Company. Prior thereto, from 2006 until 2009 she served in various positions at INC Research. Dr. Price received her Ph.D. in Organic Chemistry from Yale University.

Taylor H. Schreiber, M.D., Ph.D., Vice President of Research and Development

Dr. Schreiber joined Heat Biologics in March 2014 as Vice President of Research and Development. Dr. Schreiber is the co-inventor of significant elements of the Company’s ImPACT™ Technology platform and has been intimately involved in the progression of gp96 heat shock protein immunotherapy both as a Ph.D. researcher and as a post-doctoral fellow in the laboratory of Eckhard Podack, M.D., Ph.D., the inventor of Heat’s ImPACT™ Technology platform.  Dr. Schreiber joined the Company after completing the M.D. / Ph.D. program at the University of Miami Miller School of Medicine, which he attended from 2004 until February 2014. In 2010, Dr. Schreiber received his Ph.D. degree from the Sheila and David Fuente Program in Cancer Biology at the University of Miami Miller School of Medicine after completing the four year Ph.D. program. Following his degree, Dr. Schreiber completed a post-doctoral fellowship with Dr. Eckhard Podack, M.D., Ph.D. studying the immunobiology of TNFRSF25 from 2010-2012. Dr. Schreiber received the best overall research award at the National Student Research Forum in 2008 and was nominated as a Future Leader in Cancer Research by the American Association for Cancer Research in 2011. Dr. Schreiber is an emerging expert in the field of tumor immunology and TNFRSF25 biology.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Overview of Our Compensation Program

A. Philosophy and Objectives

The Company’s primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with the Company’s overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

•

Compensation Should Align with Stockholders’ Interests — The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. Executives are granted stock options so that their total compensation is tied directly to the same value realized by our stockholders. Executive bonuses are tied directly to the value that we gain from an executive’s contribution to our success as a whole.

•

Compensation is Competitive — The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize its return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable given our level of performance and other comparable companies with which we competes for talent.

•

Compensation Motivates and Rewards the Achievement of Goals — Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual, long-term and strategic goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

The Company seeks to achieve these objectives through three key compensation elements:

•

a base salary;

•

a performance-based annual cash incentive (i.e., annual cash incentive compensation (IC)); and

•

stock option.

In order to enhance the Compensation Committee’s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each named executive officer which includes the following information:

•

the annual compensation and benefit values that are being offered to each executive;

•

the value of all outstanding equity awards; and

•

the Compensation Committee also meets with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, and may retain and meet in executive session with, compensation and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of the Company’s general executive compensation policies and strategies and oversee and evaluate the Company’s overall compensation structure and programs. The Compensation Committee seeks to confirm that total compensation paid to the Chief Executive Officer, Chief Financial Officer and those other individuals included in the Summary Compensation Table is reasonable and competitive. All of these Named Executive Officers are referred to as the NEOs. Responsibilities of the Compensation Committee include, but are not limited to:

•

Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of the Company's Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

•

Recommending to the Board the compensation for Board members (including retainer, committee and committee chair's fees, stock options and other similar items as appropriate).

•

Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs of the Company relating to compensation and benefits.

•

Reviewing the financial performance and the operations of the Company's major benefit plans.

•

Overseeing the administration of the Company’s stock option and other executive compensation plans, including recommending to the Board of Directors the granting of options and awards under the plans, and the approval or disapproval of the participation of individual employees in those plans.

•

Reviewing and approving for the Company's Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at www.heatbio.com.

Outside Consultants

In December 2014, the Compensation Committee retained Hay Group for matters related to the compensation for our Chief Executive Officer, Vice President of Research and Development and Vice President of Business Development, as well as matters related to our non-employee director compensation. Hay Group is a global human resources consulting firm and does not provide any other services to the Company. Our Compensation Committee determined that Hay Group was independent and lacked any conflict of interest. Hay Group was asked to provide independent, third-party advice and expertise on executive compensation issues and reported to the Compensation Committee. Hay Group provided the Compensation Committee with comparative market data and alternatives to consider when making compensation decisions and reviewed the recommendations being made by the Compensation Committee and senior management.

Competitive Considerations

In making compensation decisions with respect to each element of compensation, the Compensation Committee considers the competitive market for executives and compensation levels provided by comparable companies. The Compensation Committee regularly reviews the compensation practices at companies with which it competes for talent, including businesses engaged in activities similar to those of the Company, including specialty pharmaceuticals.

The Compensation Committee generally targets total executive compensation at below the median of compensation packages for executives in similar positions and with similar responsibilities and experience at similar companies of comparable size with the opportunity for top quartile compensation based upon individual and company performance. The Compensation Committee’s choice of this target percentile reflects the Company’s consideration for our shareholders’ interests in paying what is competitive, but not more than that which is competitive, to achieve our corporate goals, while conserving cash and equity as much as practicable.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our compensation targets are generally sufficient to retain our current executive officers and to hire new executive officers when and as required. In setting compensation for the NEOs, the Compensation Committee considered comparative market data requested from Hay Group. In gathering relevant competitive market compensation data, the Compensation Committee approved the use of a sample of a peer group of similarly situated specialty pharmaceutical and biotechnology companies, including high-growth industry companies with similar operations as Heat.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other Named Executive Officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation, and participates in a non-voting capacity in discussions or processes concerning the compensation of our Chief Financial Officer and other members of management.

Employment and Change in Control Agreements; Severance Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to act as our Chief Executive Officer, which was amended on November 22, 2011, and further amended on January 20, 2014. Mr. Wolf receives an annual base salary of $395,000 per year. He also may receive, at the sole discretion of the board, additional performance-based bonuses equal to up to 50% of this then outstanding base salary at the end of each year. Upon execution of the agreement, Mr. Wolf was issued options exercisable for 119,661 shares of our common stock. In addition, he is to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange or NASDAQ and our market capitalization is at least $250 million for at least 5 days. In January 2014, in accordance with the terms of his amended employment agreement, Mr. Wolf was also granted options exercisable for 100,000 shares of common stock, vesting annually pro rata over a two-year period of time, subject to approval of the stockholders of the 2014 Equity Incentive Plan. The decision to amend Mr. Wolf’s Employment Agreement to effect an upward adjustment in his compensation was substantially based on the Compensation Committee’s review of competitive market information, including the study conducted by the compensation advisor. The competitive market information and peer group study results indicated that the overall compensation of our CEO was below market, in fact it was below the 25th percentile of the peer group, and that following the upward adjustment it remains below but closer to the 25th percentile of the peer group.

If Mr. Wolf’s employment contract is terminated for death or disability (as defined in the agreement), he (or his estate in the event of death) will receive six months’ severance. If Mr. Wolf’s employment is terminated by us other than for cause, he will receive twelve months’ severance. In addition, if Mr. Wolf’s employment is terminated by us other than for cause all Restricted Shares, common stock and options to purchase common stock that would have vested shall immediately vest. Mr. Wolf will not be entitled to any additional severance in the event he is terminated for cause or voluntarily resigns. Under his employment agreement, Mr. Wolf has also agreed to non-competition provisions.

On May 15, 2013, we entered into an employment agreement with Matthew E. Czajkowski to act as our Chief Financial Officer, which was amended on January 20, 2014 and further amended on May 1, 2014. Mr. Czajkowski received an annual base salary of $165,000 per year for his provision of services to us for fifty-percent of his professional time. In addition, Mr. Czajkowski was eligible to receive, at the sole discretion of the board, additional performance-based bonuses equal to up to 50% of this then outstanding base salary at the end of each year. Upon execution of the agreement, Mr. Czajkowski was issued options exercisable for 38,364 shares of our common stock, which options are exercisable over a ten year period and vested monthly over three years at an exercise price of $8.81 per share. Mr. Czajkowski’s employment contract provided for three month’s severance pay upon termination not for cause (as defined in the agreement) and accelerated vesting of all options that would have vested within one year of such termination. The agreement also provided for payments in the event of death and disability.

On March 9, 2015, we entered into a severance agreement with Mr. Czajkowski effective as of March 15, 2015. In accordance with the terms of the severance agreement, Mr. Czajkowski resigned as our Chief Financial Officer effective as of March 15, 2015, and we paid Mr. Czajkowski all accrued and unpaid base salary and an expense reimbursement in addition to a $45,000 severance payment. Mr. Czajkowski has the ability to exercise all stock options issued to him that vested prior to the date of resignation in accordance with the terms of his employment agreement at any time prior to the ten year anniversary of the date of grant and any unvested options at the time of resignation were immediately vested and are exercisable for 90 days after March 15, 2015. The severance agreement also contained additional provisions that are customary for agreements of this type, including confidentiality, non-competition and non-solicitation provisions.

On March 9, 2015, we entered into a consulting agreement (the “Consulting Agreement”) with Danforth Advisors, LLC (“Danforth”), for finance, accounting and administrative functions, including interim chief financial officer services provided by Mr. Stephen J. DiPalma. We will pay Danforth an agreed upon hourly rate for such services and will reimburse Danforth for expenses. The Consulting Agreement will continue until December 31, 2015 and may be extended by mutual agreement of the parties. The Consulting Agreement may be terminated by the Company with cause immediately and without cause, upon 30 days written notice.

Effective December 16, 2013, we appointed Anil K. Goyal, Ph.D. as our Vice President of Business Development. In connection with his appointment, Dr. Goyal entered into a four-year employment agreement with us (the “Goyal Employment Agreement”) which was amended January 12, 2015. Pursuant to the Goyal Employment Agreement, Dr. Goyal will be entitled to an annual base salary of $255,000 and will be eligible for discretionary performance bonus payments. Additionally, Dr. Goyal was granted an option to purchase 40,000 shares of our common stock with an exercise price equal to the Company’s per share market price on the date of issue. These options vest pro rata, on a monthly basis, over forty-eight months. Dr. Goyal was also eligible to receive an option to purchase 12,500 shares of our common stock if certain milestones were attained and such options were issued in January 2015. The Goyal Employment Agreement also includes confidentiality obligations and inventions assignments by Dr. Goyal. If Dr. Goyal’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated (1) by us without Just Cause (as defined in the Goyal Employment Agreement) or (2) by Dr. Goyal for Good Reason (as defined in the Goyal Employment Agreement) then in addition to paying the Accrued Obligations: (x) we shall continue to pay his then current base salary for a period of four months; (y) he shall receive a pro-rated amount of the annual bonus which he would have received during the year without the occurrence of such termination; and (z) he will have the right to exercise any vested options and any options that would have vested in the next four months until the earlier of the expiration of the severance or the expiration of the term of the option.

Effective October 1, 2013, we appointed Melissa Price, Ph.D. as our Vice President of Clinical and Regulatory Affairs, which was amended on January 20, 2014 and further amended on January 12, 2015. In connection with her appointment, Dr. Price entered into a four-year employment agreement with us (the “Price Employment Agreement”). Pursuant to the Price Employment Agreement, Dr. Price receives an annual base salary of $250,000 and will be eligible for discretionary performance bonus payments. Additionally, Dr. Price was granted an option to purchase 50,000 shares of our common stock with an exercise price equal to our per share market price on the date of issue. These options vest pro rata, on a monthly basis, over forty-eight months. Dr. Price was also eligible to receive, an option to purchase 10,000 shares of our common stock if certain agreed to milestones were attained and such options were issued in October 2014. The Price Employment Agreement also includes confidentiality obligations and inventions assignments by Dr. Price. If Dr. Price’s employment is terminated for any reason, she or her estate as the case may be, will be entitled to receive the Accrued Obligations accrued by her to the extent not previously paid; provided, however, that if her employment is terminated (1) by us without Just Cause (as defined in the Price Employment Agreement) or by Dr. Price for Good Reason (as defined in the Price Employment Agreement) then in addition to paying the Accrued Obligations, (x) we shall continue to pay her then current base salary for a period of four months; (y) she shall receive a pro-rated amount of the annual bonus which she would have received during the year without the occurrence of such termination and (z) she will have the right to exercise any vested options and any options that would have vested in the next four months until the earlier of the expiration of the severance or the expiration of the term of the option.

Effective March 3, 2014, we appointed Taylor Schreiber, M.D., Ph.D., as our Vice President of Research and Development. In connection with his appointment, Dr. Schreiber entered into a four-year employment agreement with us which was amended January 12, 2015. Pursuant to the employment agreement, Dr. Schreiber receives an annual base salary of $250,000 and will be eligible for discretionary performance bonus payments. Additionally, on June 11, 2014, the date that the Company’s stockholders approved our 2014 Stock Incentive Plan, we granted Dr. Schreiber an option to purchase 50,000 shares of our common stock with an exercise price equal to our per share market price on the date of issue ($4.57). These options vest pro rata, on a monthly basis, over forty-eight months, with a certain percentage vesting immediately upon grant. Dr. Schreiber was also eligible to receive, an option to purchase 10,000 shares of our common stock if certain milestones were attained and such options were issued in January 2015. The employment agreement also includes confidentiality obligations and inventions assignments by Dr. Schreiber.

If Dr. Schreiber’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the Accrued Obligations accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated (1) by the Company without Just Cause (as defined in the Employment Agreement) or by Dr. Schreiber for Good Reason (as defined in the Employment Agreement) then in addition to paying the Accrued Obligations, (x) the Company shall continue to pay his then current base salary for a period of four months; (y) he shall receive a pro-rated amount of the annual bonus which he would have received during the year without the occurrence of such termination and (z) he will have the right to exercise any vested options until the earlier of the expiration of the severance or the expiration of the term of the option.

COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is the compensation that was paid to all executive officers during the years ended December 31, 2014 and December 31, 2013 that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Options	Other (1)	Total
Jeffrey Wolf	2014	$381,893	$127,500 (2)	$346,600	$12,108	$868,101
Chairman, CEO, and President	2013	$250,000	$125,000 (3)	—	$11,472	$386,472

Matt Czajkowski	2014	$162,500	$ 40,500 (2)	$ 73,300	—	$276,300
Former Chief Financial Officer (4)	2013	$ 65,645	$ 13,125 (3)	$277,970	—	$356,740

Anil Goyal	2014	$219,975	$ 49,500 (2)	$257,880	—	$527,355
Vice President of Business Development

Melissa Price	2014	$210,000	$ 47,250 (2)	$ 43,870	—	$301,120
Vice President of Clinical and Regulatory Affairs	2013	$ 52,500	$ 10,000 (3)	$538,400	—	$600,900

Taylor Schreiber	2014	$174,411	$ 39,483 (2)	$191,300	$ 2,567	$407,761
Vice President of Research and Development

————————

(1)

Represents payment for health insurance.

(2)

This bonus was accrued in 2014 and paid in 2015.

(3)

This bonus was accrued in 2013 but paid in 2014.

(4)

Mr. Czajkowski resigned as our Chief Financial Officer effective March 15, 2015.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2014)

Name and Principal Position	Number of securities underlying unexercised options/ exercisable	Number of securities underlying unexercised options/ unexercisable	Option exercise price	Option expiration date
Jeffrey Wolf	10,965 (1)	—	$ 2.30	12/18/2019
Chairman, CEO and President	108,696 (1)	—	$ 0.71	4/7/2016
	—	100,000 (2)	$ 8.62	6/11/2024

Matt Czajkowski	20,244 (3)	18,120	$ 8.81	5/15/2023
Former Chief Financial Officer	2,083 (4)	7,917	$ 8.62	1/17/2024

Anil Goyal, Ph.D.	10,000 (5)	30,000	$ 7.58	12/16/2023
Vice President of Business Development

Melissa Price, Ph.D.	15,625 (6)	34,375	$12.57	10/1/2023
Vice President of Clinical and Regulatory Affairs	416 (7)	9,584	$ 5.30	10/15/2024

Taylor Schreiber, M.D., Ph.D.	10,415 (8)	39,585	$ 4.57	6/11/2024
Vice President of Research and Development

————————

(1)

All shares are fully vested as of December 31, 2013.

(2)

Issued on June 11, 2014, these options vest over a two year period and will be fully vested in January 2017.

(3)

Issued on May 15, 2013, these options vest over a 36 month period and will be fully vested in May 2016. Mr. Czajkowski resigned as our Chief Financial Officer effective March 15, 2015. As of March 15, 2015, Mr. Czajkowski had 23,441 vested options which are exercisable up to the ten year anniversary of the date of grant and 12,786 unvested options which vested fully at the time of his resignation and are exercisable for 90 days after March 15, 2015.

(4)

Issued on January 17, 2014, these options vest over a 48 month period and will be fully vested in February 2018. Mr. Czajkowski resigned as our Chief Financial Officer effective March 15, 2015. As of March 15, 2015, Mr. Czajkowski had 2,708 vested options which are exercisable up to the ten year anniversary of the date of grant and 2,500 unvested options which vested fully at the time of his resignation and are exercisable for 90 days after March 15, 2015.

(5)

Issued on December 16, 2013, these shares vest over a 48 month period and will be fully vested in December 2017.

(6)

Issued on October 1, 2013, these shares vest over s 48 month period and will be fully vested in September 2017.

(7)

Issued on October 15, 2014, these shares vest over a 48 month period and will be fully vested in October 2018.

(8)

Issued on June 11, 2014, these shares vest over a 46 month period and will be fully vested in February 2018.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of May 27, 2015, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group. As of May 27, 2015, we had 8,404,456 shares of common stock outstanding.

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Heat Biologics, Inc., 801 Capitola Drive, Bay 12, Durham, North Carolina 27713. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name of Beneficial Owner	Common Stock	Shares subject to Options (1)	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers and Directors
Paul Belsky, M.D. (Director)	47,190	26,506	73,696	*
Louis Bock (Director)	—	9,509	9,509	*
Matthew Czajkowski (former CFO)	—	41,435	41,435	*
Stephen DiPalma	—	—	—	*
Anil Goyal, Ph.D.	—	14,635	14,635	*
Michael Kharitonov, Ph.D. (Director)(2)	49,960	34,341	84,301	1.0%
John Monahan, Ph.D. (Director)	1,211	34,115	35,326	*
Melissa Price, Ph.D. (3)	692	22,291	22,983	*
Taylor Schreiber, M.D., Ph.D. (4)	39,132	15,622	54,754	*
Edward Smith (Director)(5)	697,303	26,506	723,809	8.6%
Jeffrey Wolf (Director, President, CEO and Treasurer)(6)	1,233,726	170,963	1,404,689	16.4%

All Executive Officers and Directors, as a group (11 persons)	2,069,214	395,923	2,465,137	28.0%

5% Stockholders(1)
Aristar Capital Management, LLC(5)	697,303	—	697,303	8.3%
Orion Holdings V, LLC (6)	695,653	—	695,653	8.3%
Seed-One Holdings VI, LLC(6)	536,862	—	536,862	6.4%
FW Heat Biologics, LLC(7)	453,673	—	453,673	5.4%
Franklin Resources, Inc.(8)	1,433,300	—	1,433,300	17.1%

————————

*less than 1%

(1)

Represents shares subject to options which are vested and exercisable within 60 days of May 27, 2015.

(2)

Includes 49,960 shares of common stock held by Dr. Kharitonov.

(3)

The 692 shares of common stock are held in custodial accounts in the names of Dr. Price’s children, of which Dr. Price disclaims beneficial ownership except to the extent of any pecuniary interest (as defined in Rule 16a–1(a)(2) promulgated under the Exchange Act) that she may have.

(4)

Dr. Schreiber and an entity controlled by Dr. Schreiber have been issued an aggregate of 39,132 shares of common stock that are included in the number of shares beneficially owned by Dr. Schreiber.

(5)

Information obtained from a Schedule 13D/A filed on January 8, 2015 with the Securities and Exchange Commission filed on behalf of Aristar Capital Management, LLC of which Mr. Smith disclaims beneficial ownership of 697,303 shares of common stock, except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities.

(6)

Includes 695,653 shares of common stock held by Orion Holdings V, LLC and 536,862 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 86,957 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our Company is traded on a recognized national exchange or NASDAQ while Mr. Wolf is employed by us and the market capitalization of our Company is in excess of $250 million for at least five consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.

(7)

Information obtained from a Schedule 13G filed February 12, 2014 with the Securities and Exchange Commission filed on behalf of (i) FW Heat Investors, L.P. (the “Fund”), a Delaware limited partnership, (ii) FW Heat Genpar, LLC (the “General Partner”), a Delaware limited liability company, as the general partner to the Fund, and (iii) Jay H. Hebert, as the sole member of the General Partner (“Hebert” and, together with the Fund and the General Partner, the “Reporting Persons”). All 453,763 shares of Common Stock are held by the Fund. The mailing address of FW Heat Investors L.P is 201 Main Street, Fort Worth, Texas 76102.

(8)

Information obtained from a Schedule 13G filed with the Securities and Exchange Commission on April 10, 2015. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of Franklin Resources, Inc. (“FRI”) and are the principal stockholders of FRI. Franklin Advisor, Inc. a management subsidiary of FRI is also deemed to be a beneficial owner of the common stock owned by FRI. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, California 94403-1906.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of NASDAQ Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

The following is a summary of transactions since January 1, 2014 to which we have been a party in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at the end of the most recent completed fiscal year and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section Executive Compensation.

On January 12, 2015, we entered into an amendment to the Employment agreement with Anil K. Goyal, Ph.D., our Vice President of Business Development, dated December 16, 2013 to increase Dr. Goyal’s annual base salary to $255,000.

On January 12, 2015, we entered into an amendment to the Employment agreement with Melissa Price, Ph.D., our Vice President of Clinical and Regulatory Affairs, dated October 1, 2013, as amended on January 20, 2014 to increase Dr. Price’s annual base salary to $250,000.

On January 12, 2015, we entered into an amendment to the Employment agreement with Taylor Schreiber, M.D., Ph.D., our Vice President of Research and Development, dated March 3, 2014, to increase Dr. Schreiber’s annual base salary to $250,000.

In addition, on January 12, 2015, our named executive officers were awarded the following 2014 year-end bonus compensation: Jeffrey A. Wolf, our Chief Executive Officer, was granted options to purchase 12,500 shares of the Company’s common stock and received a cash bonus in the amount of $127,500; Dr. Goyal was granted options to purchase 12,500 shares of the Company’s Common Stock and received a cash bonus in the amount of $49,500; Dr. Price received a cash bonus in the amount of $47,250; and Dr. Schreiber was granted options to purchase 10,000 shares of Common Stock and received a cash bonus in the amount of $39,483.  The stock options granted have an exercise price of $4.53, which is the closing price of the Common Stock on the grant date (January 12, 2015), vest immediately, pro rata, on a monthly basis, over a four (4) year period and expire ten (10) years from the date of the grant, unless terminated earlier.

On March 9, 2015, we entered into a severance agreement with Mr. Czajkowski effective as of March 15, 2015. In accordance with the terms of the severance agreement, Mr. Czajkowski resigned as our Chief Financial Officer effective as of March 15, 2015, and we paid Mr. Czajkowski all accrued and unpaid base salary and an expense reimbursement in addition to $45,000.  Mr. Czajkowski has the ability to exercise all stock options issued to him that vested prior to the date of resignation in accordance with the terms of his employment agreement at any time prior to the ten year anniversary of the date of grant and any unvested options at the time of resignation were immediately vested and are exercisable for 90 days after March 15, 2015. The severance agreement also contained additional provisions that are customary for agreements of this type, including confidentiality, non-competition and non-solicitation provisions.

On June 11, 2014 our five directors Dr. Belsky, Mr. Bock, Dr. Kharitonov, Dr. Monahan, and Mr. Smith were granted 6,483 options each, with 100% vesting of the grant on the vesting commencement date of the following year, subject to remaining on the Board of Directors.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters to be presented for stockholder action at the Annual Meeting. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the Annual Meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

The Company’s 2014 Annual Report to its stockholders is being mailed to all stockholders concurrently with this Proxy Statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Heat Biologics, Inc., 801 Capitola Drive, Durham, North Carolina 27713, Attention: Secretary. A complimentary copy may also be obtained at the internet website maintained by the Securities and Exchange Commission at www.sec.gov, and by visiting our internet website at www.heatbio.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Heat Biologics, Inc., Attention: Corporate Secretary, 801 Capitola Drive, Durham, North Carolina 27713 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2015 annual meeting must be received by us at our principal executive offices addressed to the Secretary of the Company no later than February 23, 2016 in order to be considered timely for inclusion in the 2016 Proxy Statement.

All proposals should be addressed to the Secretary, Heat Biologics, Inc., 801 Capitola Drive, Durham, North Carolina 27713.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Durham, North Carolina

June 22, 2015

APPENDIX A

HEAT BIOLOGICS, INC.

AMENDED AND RESTATED 2014 STOCK INCENTIVE PLAN

1.

Establishment and Purpose.

The purpose of the Heat Biologics, Inc. 2014 Amended and Restated Stock Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling long-term corporate objectives.

2.

Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c) and 4(d), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.

Definitions.

(a)

“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b)

“Annual Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period of one year or less.

(c)

“Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d)

“Board of Directors” shall mean the Board of Directors of the Company.

(e)

“Cause” shall mean a termination of a Participant’s employment by the Company or any of its Subsidiaries due to (i) the continued failure, after written notice, by such Participant substantially to perform his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to reasonably documented physical illness or injury or mental illness), (ii) the engagement by such Participant in serious misconduct that causes, or in the good faith judgment of the Board of Directors may cause, harm (financial or otherwise) to the Company or any of its Subsidiaries including, without limitation, the disclosure of material secret or confidential information of the Company or any of its Subsidiaries or (iii) the material breach by the Participant of any agreement between such Participant, on the one hand, and the Company, on the other hand. Notwithstanding the above, with respect to any Participant who is a party to an employment agreement with the Company, Cause shall have the meaning set forth in such employment agreement.

(f)

A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i)

any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)

there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g)

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h)

“Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i)

“Company” shall mean Heat Biologics, Inc., a Delaware corporation, and, where appropriate, each of its Subsidiaries.

(j)

“Company Stock” shall mean the common stock of the Company, par value $.002 per share.

(k)

“Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l)

“Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m)

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)

The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o)

“Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p)

“Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q)

“Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r)

“Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s)

“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t)

“Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u)

“Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v)

“Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w)

“Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x)

“Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y)

“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z)

“Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa)

“Retirement” shall mean, in the case of employees, the termination of employment with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach (i) age 55 with ten years of service with the Company, or (ii) age 60 with five years of service with the Company. “Retirement” shall mean, in the case of directors, the termination of service with the Company (other than for Cause) during or after the calendar year in which a Participant has or will reach age 75 with five years of service with the Company.

(bb)

“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(cc)

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(dd)

“Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(ee)

“Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ff)

“Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4.

Stock Subject to the Plan.

(a)

Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be One Million One Hundred Thousand (1,100,000) shares. Notwithstanding the foregoing, of the One Million One Hundred Thousand (1,100,000) shares originally reserved for issuance under this Plan, no more than two hundred fifty thousand (250,000) of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)

Individual Limitation. To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards awarded to any one Participant during any tax year of the Company, shall not exceed two hundred thousand (200,000) shares (subject to adjustment as provided herein).

(c)

Adjustment for Change in Capitalization. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d)

Reuse of Shares. Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.

Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company and its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.

Awards Under the Plan.

(a)

Agreement.  The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b)

Stock Options.

(i)

Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the share purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a later date.

(ii)

Identification. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c)

Special Requirements for Incentive Stock Options.

(i)

To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii)

No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d)

Stock Appreciation Rights.

(i)

The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii)

The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan, provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii)

The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e)

Restricted Stock and Stock Bonus.

(i)

The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii)

Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iii)

The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv)

If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

(v)

The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(f)

Performance Awards.

(i)

The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such award.

(ii)

In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or a Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but in no event after 25% of the period of service has elapsed); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) scientific progress, (2) product development progress, (3) business development progress, including in-licensing, (4) sales, (5) sales growth, (6) earnings growth, (7) cash flow or cash position, (8) gross margins, (9) stock price, (10) financings (issuance of debt or equity), (11) market share, (12) total shareholder return, (13) net revenues, (14) earnings per share of Company Stock; (15) net income (before or after taxes), (16) return on assets, (17) return on sales, (18) return on assets, (19) equity or investment, (20) improvement of financial ratings, (21) achievement of balance sheet or income statement objectives or (22) total stockholder return. (23) earnings from continuing operations; levels of expense, cost or liability, (24) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), (25) cost reduction goals, (26) business development goals (including without limitation regulatory submissions, product launches and other business development-related opportunities), (27) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (28) meeting specified market penetration or value added goals, (29) development of new technologies (including patent application or issuance goals), (30) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, and (31) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (c) once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g)

Other Stock- or Cash-Based Awards.

(i)

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the awards shall provide that payment shall be made within 2½ months after the end of the year in which the Participant has a legally binding vested right to such award. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $3,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h)

Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i)

Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award, Stock Bonus award, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii)

Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten years after the date of grant (the “Stated Expiration Date”).

(iii)

Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv)

An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v)

Unless the applicable Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i)

Payment of Award Price.

(i)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii)

Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (c) unless otherwise provided in the applicable Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (d) unless otherwise provided in applicable agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (a) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.

Termination of Employment.

(a)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service, may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). All portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a), (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily Retires with the consent of the Company or the Participant’s employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and all other outstanding Awards (except, in the event a Participant voluntarily Retires, with respect to Awards (other than Options and Stock Appreciation Rights) intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code) granted to such Participant shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to exercise each such Option or Stock Appreciation Right and to make any payment, give any notice or to satisfy other condition under each such other Award, in each case, for a period of one year from and including the later of (i) date such entire Award becomes vested or exercisable in accordance with the terms of such Award and (ii) the date of Retirement, and thereafter such Awards or parts thereof shall be canceled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion, and in accordance with Section 409A of the Code, determine (i) for purposes of the Plan, whether any termination of employment or service is a voluntary Retirement with the Company’s consent or is due to Disability for purposes of the Plan, (ii) whether any leave of absence (including any short-term or long-term Disability or medical leave) constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

(d)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service terminates by reason of death, or if the Participant’s employment or service terminates under circumstances providing for continued rights under subsection (b), (c) or (e) of this Section 7 and during the period of continued rights described in subsection (b), (c) or (e) the Participant dies, all outstanding Options, Restricted Stock and Stock Appreciation Rights granted to such Participant shall vest and become fully exercisable, and any payment or notice provided for under the terms of any other outstanding Award may be immediately paid or given and any condition may be satisfied, by the person to whom such rights have passed under the Participant’s will (or if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the Participant’s death and thereafter all such Awards or parts thereof shall be canceled.

(e)

Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(f)

Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.

Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a)

With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service by the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b)

With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c)

For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity.

(d)

Notwithstanding any other provision of the Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.

Miscellaneous.

(a)

Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b)

participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.

No Special Employment Rights, No Right to Award.

(a)

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b)

No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.

Securities Matters.

(a)

The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)

The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.

Withholding Taxes.

(a)

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

(b)

Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.

Non-Competition and Confidentiality.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

14.

Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.

Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.

Transfers Upon Death; Nonassignability.

(a)

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b)

During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.

Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan shall be subject to the requisite approval of the stockholders of the Company at the Company’s next annual meeting of its shareholders. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.

Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.

Participant Rights.

(a)

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b)

Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.

Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.

No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.

Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (i) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (ii) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

********

Amendment to increase the number of shares available for grant from 500,000 to 1,100,000 approved and adopted by the Board of Directors this 24th day of March, 2015.

ANNUAL MEETING OF STOCKHOLDERS OF

HEAT BIOLOGICS, INC.

July 23, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Notice of Meeting, proxy statement and proxy card

are available at www.heatbio.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

(Please detach along perforated line and mail in the envelope provided)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTORS,

“FOR” PROPOSALS 1, 2 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	To elect six directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. o Jeffrey Wolf o Paul Belsky, M.D. o Louis C. Bock o Michael Kharitonov, Ph.D. o John Monahan, Ph.D. o Edward B. Smith, III	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐	2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐
					3.	To approve an amendment to the Company’s 2014 Stock Incentive Plan to increase the number of shares of common stock available for grant from 500,000 to 1,100,000.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: •

This proxy is solicited on behalf of the Board of Directors. This proxy, when properly executed, will be voted in accordance with the instructions given hereon. If no instructions are given, this proxy will be voted “FOR” election of all the Directors, “FOR” Proposals 2, 3 and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, Compensation Committee, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2015 ANNUAL MEETING ADMISSION TICKET

HEAT BIOLOGICS, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

July 23, 2015

9:30 a.m. (EDT)

The New York City Offices of Gracin & Marlow, LLP, at

The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10174

Please present this ticket for admittance to the 2015 Annual Meeting.

HEAT BIOLOGICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

JULY 23, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Heat Biologics, Inc., a Delaware corporation, hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and (2) appoints Jeffrey Wolf and Stephen J. DiPalma, or either of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Heat Biologics, Inc. held of record by the undersigned at the close of business on May 27, 2015, at the Annual Meeting of Stockholders to be held at the offices of Gracin & Marlow, LLP, The Chrysler Building, 405 Lexington Avenue, 26th Floor, New York, New York 10174 on July 23, 2015, and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)